UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22685

FEG DIRECTIONAL ACCESS FUND LLC
(Exact name of registrant as specified in charter)

201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Address of principal executive offices) (Zip code)

RYAN WHEELER
201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Name and address of agent for service)

Registrant's telephone number, including area code: 888-268-0333

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to  Secretary,  Securities  and Exchange  Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Financial Statements FEG Directional Access Fund LLC Year Ended March 31, 2014 With Report of Independent Registered Public Accounting Firm

FEG Directional Access Fund LLC

Financial Statements

Year Ended March 31, 2014

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets, Liabilities and Members’ Capital	2
Schedule of Investments	3
Statement of Operations	5
Statements of Changes in Members’ Capital	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9

Other Information

Fund Management	19
Other Information	21
Privacy Policy	24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members of FEG Directional Access Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of FEG Directional Access Fund LLC (formerly FEG Equity Access Fund LLC) (the Fund), including the schedule of investments, as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian or management of the underlying investment funds.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FEG Directional Access Fund LLC at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

May 28, 2014
Cincinnati, Ohio

FEG Directional Access Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2014

Assets
Cash	$650,769
Short-term investments (cost $2,086,409)	2,086,409
Investments in Portfolio Funds, at fair value (cost $85,309,544)	98,886,049
Portfolio Funds purchased in advance	8,000,000
Receivable for Portfolio Funds sold	470,794
Other assets	83
Total assets	$110,094,104

Liabilities and members’ capital
Capital withdrawals payable	$375,067
Management fee payable	141,361
Professional fees payable	102,229
Accounting and administration fees payable	39,990
Directors fees	3,333
Line of credit fees payable	2,083
Other liabilities	55,264
Total liabilities	719,327
Members’ capital	109,374,777
Total liabilities and members’ capital	$110,094,104

Components of members’ capital
Paid-in capital	$96,983,192
Accumulated net investment loss	(3,502,151)
Accumulated net realized gain on investments	2,317,231
Accumulated net unrealized appreciation on investments	13,576,505
Members' capital	$109,374,777

Units outstanding and issued (unlimited units authorized)	94,931
Net Asset Value per unit	$1,152.15

See accompanying notes.

FEG Directional Access Fund LLC

 Schedule of Investments

March 31, 2014

	Cost	Fair Value	Percentage of Members’ Capital	Withdrawals Permitted(8)	Redemption Notice Period(8)

Investments in Portfolio Funds: (1)
United States:
Hedged Equity: (9)
Brenner West Capital Qualified Partners, L.P.	$ 6,000,000	$ 6,673,633	6.1%	Quarterly (2)	60 days
Broadway Gate Onshore Fund, L.P.	2,000,000	2,285,494	2.1	Quarterly (2)	60 days
Conatus Capital Partners, L.P.	5,825,790	7,162,939	6.5	Quarterly (2)	65 days
Discovery Equity Partners, L.P.	4,410,893	5,263,673	4.8	Quarterly (3)	30 days
ESG Cross Border Equity Fund, L.P.	6,000,000	6,878,593	6.3	Quarterly	60 days
Fine Partners I, L.P.	5,250,000	6,558,371	6.0	Annually (4)	60 days
FVP US-Q, L.P.	3,000,000	3,024,396	2.8	Annually (6)	90 days
Hoplite Partners, L.P.	6,500,000	7,742,646	7.1	Annually (3)	60 days
Indus Asia Pacific Fund, L.P.	6,554,095	6,772,453	6.2	Quarterly (2)	30 days
JHL Capital Group Fund LLC	6,000,000	6,093,833	5.6	Quarterly	60 days
LAE Fund, L.P.	6,000,000	5,901,801	5.4	Quarterly	60 days
Marble Arch QP Partners, L.P.	5,000,000	6,025,737	5.5	Semi-Annually (2)	60 days
Moon Capital Global Equity Fund, L.P.	3,750,000	4,098,409	3.7	Quarterly (5)	90 days
One North Capital- Asia Value Fund	4,000,000	3,933,247	3.6	Monthly (2)	60 days
Palo Alto Healthcare Fund II, L.P.	3,018,766	5,448,826	5.0	Semi-Annually (3)	30 days
PFM Diversified Fund, L.P.	6,500,000	8,426,786	7.7	Quarterly (4)	60 days
Tybourne Equity (US) Fund	5,500,000	6,595,212	6.0	Quarterly (4)	45 days
Total Investments in Portfolio Funds	$ 85,309,544	$ 98,886,049	90.4%

See accompanying notes.

FEG Directional Access Fund LLC

 Schedule of Investments (continued)

March 31, 2014

Short-Term Investments:
Money Market Fund:
Federated Prime Obligations Fund #10, 0.02% (7)	$ 2,086,409	$ 2,086,409	1.9%
Total Investments in Portfolio Funds and
Short-Term Investments	$ 87,395,953	$ 100,972,458	92.3%

Other assets less liabilities		8,402,319	7.7%

Members' capital		$ 109,374,777	100.0%

(1)	Non-income producing.
(2)	Withdrawals from these portfolio funds are permitted after a one year lock-up period from the date of the initial investment.
(3)	Withdrawals from these portfolio funds are permitted after a two year lock-up period from the date of the initial investment.
(4)	Withdrawals from these portfolio funds are permitted after a three year lock-up period from the date of the initial investment.
(5)
Withdrawals from these portfolio funds are permitted after a three year lock-up period from the date of the initial investment, with 1/12 of the total investment becoming eligible for redemption each quarter.

(6)	Withdrawals from these portfolio funds are permitted after a five year lock-up period from the date of the initial investment.
(7)	The rate shown is the annualized 7-day yield as of March 31, 2014.
(8)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions.
(9)
Hedged directional investment strategies generally involve taking both long and short positions in equity securities deemed to be under or overvalued.  Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, hedged directional Portfolio Fund Managers generally do not attempt to neutralize the amount of their long and short positions (i.e., they will be net long or net short).

Type of Investment as a Percentage Total Members' Capital (unaudited):

See accompanying notes.

FEG Directional Access Fund LLC

Statement of Operations

Year Ended March 31, 2014

Investment income
Dividend income	$609

Expenses
Management fees	769,264
Professional fees	171,500
Accounting and administration fees	141,048
Line of credit fees	49,931
Directors fees	20,000
Custodian fees	15,725
Compliance fees	1,500
Line of credit interest expense	898
Other fees	42,039
Total expenses	1,211,905
Net investment loss		$(1,211,296)

Net realized and unrealized gain on investments
Net realized gain on investments	3,504,014
Net change in unrealized appreciation/(depreciation) on investments	5,907,012
Net realized and unrealized gain on investments		9,411,026
Net increase in members' capital resulting from operations		$8,199,730

See accompanying notes.

FEG Directional Access Fund LLC

Statements of Changes in Members’ Capital

	Year Ended	Year Ended
Operations:	March 31, 2014	March 31, 2013
Net investment loss	$(1,211,296)	$(1,190,918)
Net realized gain on investments	3,504,014	127,386
Net change in unrealized appreciation/(depreciation)
on investments	5,907,012	4,576,307
Net change in members' capital resulting from operations	8,199,730	3,512,775

Capital transactions:
Capital contributions	29,742,994	3,970,003
Capital withdrawals	(15,228,105)	(7,696,228)
Net change in members' capital from capital transactions	14,514,889	(3,726,225)

Net change in members' capital	22,714,619	(213,450)

Members' capital at beginning of year	86,660,158	86,873,608
Members' capital at end of year	$109,374,777	$86,660,158
Accumulated net investment loss	$(3,502,151)	$(2,290,855)

Units transactions:*
Units sold	26,174
Units redeemed	(13,983)
Net change in units	12,191

*	The Fund unitized on April 1, 2013 at a price of $1,047.37 per unit, and 82,740 units outstanding.

See accompanying notes.

FEG Directional Access Fund LLC

Statement of Cash Flows

For the Year Ended March 31, 2014

Operating activities
Net increase in members' capital resulting from operations	$8,199,730
Adjustments to reconcile net increase in members' capital resulting from operations to net cash used in operating activities:
Purchases of investments in Portfolio Funds	(38,500,000)
Proceeds from sales of investments in Portfolio Funds	25,193,373
Net realized gain on investments in Portfolio Funds	(3,504,014)
Net change in unrealized (appreciation)/depreciation on investments
in Portfolio Funds	(5,907,012)
Changes in operating assets and liabilities:
Short-term investments	184,185
Other assets	(64)
Management fee payable	82,307
Professional fees payable	35,499
Accounting and administration fees payable	8,022
Directors fees payable	3,333
Line of credit fees payable	2,083
Other liabilities	(36,517)
Net cash used in operating activities	(14,239,075)

Financing activities
Proceeds from capital contributions	29,742,994
Payments for capital withdrawals	(15,072,839)
Net cash provided by financing activities	14,670,155

Net change in cash	431,080
Cash at beginning of year	219,689
Cash at end of year	$650,769

Supplemental disclosure of interest paid	$898

See accompanying notes.

FEG Directional Access Fund LLC

Financial Highlights

	Year Ended
	March 31, 2014
Per Unit Operating Performances(1) (2):
Net Asset Value per unit, beginning of year	$1,047.37
Income from investment operations:
Net investment loss	(9.20)
Net realized and unrealized gain on investments	113.98
Total change in per unit value from investment operations	104.78

Net Asset Value per unit, end of year	$1,152.15

	Year Ended March 31,
	2014	2013	2012	2011
Ratios to average Members' Capital(3):
Total expenses	1.35%	1.40%	0.91%	0.82%
Net investment loss	(1.35)%	(1.40)%	(0.91)%	(0.81)%

Total Return	10.00%	4.18%	(1.63)%	2.27%
Portfolio turnover	29.64%	12.69%	4.37%	7.12%
Members' Capital end of year (000's)	$109,375	$86,660	$86,874	$74,811

(1)	Selected data is for a single unit outstanding throughout the period.
(2)	Effective April 1, 2013, the Fund was unitized.
(3)	The ratios do not include investment income or expenses of the Portfolio Funds in which the Fund invests.

See accompanying notes.

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014

1. Organization

FEG Directional Access Fund LLC (the “Fund”) was formed on February 3, 2010, and is a Delaware limited liability company that commenced operations on April 1, 2010. The Fund registered with the U.S. Securities and Exchange Commission (the “SEC”) on April 2, 2012, under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The Fund’s Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund’s operations. To the extent permitted by applicable law, the Board may delegate any of its respective rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Investment Manager (as defined below). Under the supervision of the Board and pursuant to an investment management agreement, FEG Investors, LLC serves as the investment manager (the “Investment Manager”) to the Fund. The Investment Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to a sub-advisory agreement with the Investment Manager and the Fund, InterOcean Capital, LLC, an investment adviser registered under the Advisers Act, serves as the Fund’s sub-adviser (in such capacity, the “Sub-Adviser”).  The Sub-Adviser participates by appointing a member of the Investment Manager’s investment policy committee, thereby assisting in oversight of the Fund’s investments, making Portfolio Fund Manager selection and termination recommendations and approving significant and strategic asset allocation changes.

The Fund’s primary investment objective is to meet or exceed the return of the broad equity markets over a full market cycle with less volatility than the equity markets, as measured by the S&P 500 Index, although there can be no assurance that the Fund will achieve this objective. The Fund was formed to capitalize on the experience of the Investment Manager’s principals by creating a fund-of-funds product, which offers professional portfolio fund manager due diligence, selection and monitoring, consolidated reporting, risk monitoring, and access to portfolio fund managers for a smaller minimum investment than would be required for direct investment. The Investment Manager manages the Fund by allocating its capital among a number of independent general partners or investment managers (the “Portfolio Fund Managers”) acting through pooled investment vehicles and/or managed accounts (collectively, the “Portfolio Funds”).

Units of limited liability company interest (“Units”) of the Fund are offered only to investors (“Members”) that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended.

UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, serves as the Fund’s administrator (the “Administrator”). The Fund has entered into an agreement with the

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

1. Organization (continued)

Administrator to perform general administrative tasks for the Fund, including but not limited to maintenance of books and records of the Fund and the capital accounts of the Members of the Fund.

2. Significant Accounting Policies

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Calculation of Members’ Capital and Net Asset Value per Unit

The Fund calculates its members’ capital as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its members’ capital, the Fund values its investments as of such month-end or as of the end of such fiscal period, as applicable. The members’ capital of the Fund equals the value of the total assets of the Fund less liabilities, including accrued fees and expenses, each determined as of the date the Fund’s members’ capital is calculated. The net asset value per unit equals members’ capital divided by units outstanding.

Short-Term Investments

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value.

Investments in Portfolio Funds

The Fund values its investments in Portfolio Funds at fair value, which generally represents the Fund’s pro rata interest in the Members’ capital of the Portfolio Funds, net of management fees and incentive allocations payable to the Portfolio Funds’ Portfolio Fund Managers. The underlying investments held by the Portfolio Funds are valued at fair value in accordance with the policies established by the Portfolio Funds, as described in their respective financial statements and agreements. Due to the inherent uncertainty of less liquid investments, the value of certain investments held by the Portfolio Funds may differ from the values that would have been used if a ready market existed. The Portfolio Funds may hold investments for which market quotations are not readily available and are thus valued at their fair value, as determined in good faith by their respective Portfolio Fund Managers. Net realized and unrealized gains and losses from investments in Portfolio Funds are reflected in the Statement of Operations. Realized gains and losses from Portfolio Funds are recorded on the average cost basis.

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

2. Significant Accounting Policies (continued)

For the year-ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments were $30,500,000 and $25,664,167, respectively.

Fair Value of Financial Instruments

In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures, fair value is defined as the price that the Fund would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical investments.

Level 2 – Fair value of investments in Portfolio Funds with the ability to redeem within one quarter of the measurement date.

Level 3 – fair value of investments in Portfolio Funds that do not have the ability to redeem within one quarter of the measurement date.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Portfolio Funds and not the underlying holdings of such Portfolio Funds. Thus, the inputs used by the Fund to value its investments in each of the Portfolio Funds may differ from the inputs used to value the underlying holdings of such Portfolio Funds.

Effective March 31, 2014, Investments in Portfolio Funds are classified within Level 2 of the fair value hierarchy if the Fund has the ability to redeem the investments at the measurement dates or if the investments are redeemable within one quarter of the measurement date, subject to further lockups and liquidity provisions, and in accordance with the normal operating protocols in the

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

2. Significant Accounting Policies (continued)

Portfolio Funds’ agreements. Investments in Portfolio Funds are classified within Level 3 of the fair value hierarchy if the Fund does not know when it will have the ability to redeem its investments or the investments are not redeemable within one quarter under the normal operating protocols of the Portfolio Funds’ agreements. In the prior year, Portfolio Funds were categorized as Level 2 investments if the Fund had the ability to redeem at net asset value as of the March 31, 2013 measurement date or within one year of such date.

The following table represents the investments carried at fair value on the Statement of Assets, Liabilities and Members’ Capital by level within the valuation hierarchy as of March 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Portfolio Funds	$-	$45,594,466	$53,291,583	$98,886,049
Short-Term Investments	2,086,409	-	-	2,086,409
Total	$2,086,409	$45,594,466	$53,291,583	$100,972,458

The Schedule of Investments categorizes the aggregate fair value of the Fund’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1 or 2 as of March 31, 2014. Investments are transferred between Level 2 and Level 3 when the investment can be liquidated within one quarter or due to changes in side pockets:

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Portfolio Funds
Balance as of March 31, 2013*	$35,485,939
Realized gain (loss)	44,322
Net change in unrealized appreciation/(depreciation)	4,765,214
Purchases	16,500,000
Sales	(1,000,000)
Net transfers out of Level 3	(2,503,892)
Balance as of March 31, 2014	$53,291,583

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

2. Significant Accounting Policies (continued)

*
Balance as of March 31, 2013 was adjusted to reflect Level 3 Investments where the Fund does not have ability to redeem within one quarter of March 31, 2013, subject to lockups and liquidity provisions.

Investment Transactions and Investment Income

Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend dates.

Taxation

The Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax.  For income tax purposes, the individual Members will be taxed upon their distributive shares of each item of the Fund’s profit and loss.  The only taxes payable by the Fund are withholding taxes applicable to certain investment income.

Management has analyzed the Fund’s tax positions for all open tax years, which include the years ended December 31, 2011 through December 31, 2013, and has concluded that as of March 31, 2014, no provision for income taxes is required in the financial statements.  Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in net change in unrealized appreciation (depreciation) on investments in Portfolio Funds in the Statement of Operations.

Capital Contributions Received in Advance and Capital Withdrawals Payable

Capital contributions received in advance are comprised of cash received on or prior to March 31, 2014 for which Members’ interests were effective April 1, 2014.  Capital contributions received in advance do not participate in the earnings of the Fund until such interests are effective. There were no capital contributions received in advance as of March 31, 2014.  Capital withdrawals are comprised of requests for withdrawals that were effective on March 31, 2014 but were paid subsequent to fiscal year-end.

3. Investments in Portfolio Funds

The Investment Manager utilizes due diligence processes with respect to the Portfolio Funds and their Portfolio Fund Managers, which are intended to assist management in determining that financial information provided by the underlying Portfolio Fund Managers is reasonably reliable. The Fund has the ability to liquidate its investments in Portfolio Funds periodically in accordance with the provisions of the respective Portfolio Fund’s agreement; however, these

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

3. Investments in Portfolio Funds (continued)

withdrawal requests may be subject to certain lockup periods such as gates, suspensions, and other delays, fees, or restrictions in accordance with the provisions of the respective Portfolio Fund’s agreement.

The Portfolio Funds in which the Fund has investments may utilize a variety of financial instruments in their trading strategies, including equity and debt securities of both U.S. and foreign issuers, options and futures, forwards, and swap contracts. These financial instruments contain various degrees of off-balance-sheet risk, including both market and credit risk. Market risk is the risk of potentially adverse changes to the value of the financial instruments and their derivatives because of the changes in market conditions, such as interest and currency rate movements and volatility in commodity or security prices. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective statements of financial condition. In addition, several of the Portfolio Funds sell securities sold, not yet purchased, whereby a liability is created for the repurchase of the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sales of securities sold, not yet purchased may exceed the amount recognized on their respective statements of financial condition. However, due to the nature of the Fund’s interest in these investment entities, the Fund’s risk with respect to such transactions is limited to its investment in each Portfolio Fund.

The Fund is also subject to liquidity risks, including the risk that the Fund may encounter difficulty in generating cash to meet obligations associated with tender requests. Liquidity risk may result from an inability of the Fund to sell an interest in a Portfolio Fund on a timely basis at an amount that approximates its fair value. The Portfolio Funds require advance notice for withdrawal requests, generally only permit withdrawals at specified times, and have the right in certain circumstances to limit or delay withdrawals.

The Portfolio Funds provide for compensation to the respective Portfolio Fund Managers in the form of management fees generally ranging from 1.0% to 3.0% annually of Members’ capital, and incentive allocations that typically range between 10% and 30% of profits, subject to loss carry forward provisions, as defined in the respective Portfolio Funds’ agreements.

4. Management Fee and Related Party Transactions

The Investment Manager receives from the Fund a monthly management fee (the “Management Fee”) equal to 1/12 of 0.85% of the Fund’s month-end Members’ capital balance, prior to reduction for the Management Fee then being calculated (a 0.85% annual rate). The Management Fee is paid monthly in arrears and is prorated with respect to investments in the Fund made other than at the beginning of a month. The Management Fee totaled $769,264 for the year ended March 31, 2014, of which $141,361 was payable at March 31, 2014.

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

4. Management Fee and Related Party Transactions (continued)

The Investment Manager, not the Fund, pays the Sub-Adviser a monthly fee equal to 10% of the Management Fee received by the Investment Manager from the Fund pursuant to the Investment Management Agreement as of the end of each calendar month.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives a fee of $2,500 per quarter.  In addition, all

Independent Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.  The Independent Directors’ fees totaled $20,000 for the year ended March 31, 2014, of which $3,333 was payable at March 31, 2014.

At March 31, 2014, FEG Equity Access Fund Ltd., an affiliated investment fund advised by the Investment Manager, owned 86.31% of the Fund’s outstanding Units, with a value of $94,403,036.

5. Members’ Capital

In accordance with the Fund’s Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”), net profits or net losses are allocated to the Members in proportion to their respective capital accounts.

Members may be admitted when permitted by the Board.  Generally, Members will only be admitted as of the beginning of a calendar month but may be admitted at any other time at the discretion of the Board. The minimum initial investment is $50,000, and additional contributions from existing Members may be made in a minimum amount of $25,000, although the Board may waive such minimums in certain cases.

No Member will have the right to require the Fund to redeem its Units.  Rather, the Board may, from time to time and in its complete and absolute discretion, cause the Fund to offer to repurchase Units from Members pursuant to written requests by Members on such terms and conditions as it may determine.  In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager expects that it will recommend such repurchase offers twice a year, effective as of June 30th and December 31st each year.  The repurchase amount will be determined by the Board in its complete and absolute discretion, but is expected to be no more than approximately 25% of the Fund’s outstanding Units. The Board also will consider the following factors, among others, in making such determination: (i) whether any Members have requested that the Fund repurchase Units; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

5. Members’ Capital (continued)

Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the conditions in the securities markets and economic conditions generally; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

The Fund’s Operating Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two (2) years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period).

When the Board determines that the Fund will offer to repurchase Units (or portions of Units), written notice will be provided to Members that describes the commencement date of the repurchase offer, and specifies the date on which repurchase requests must be received by the Fund (the “Repurchase Request Deadline”).

For Members tendering all of their Units in the Fund, Units will be valued for purposes of determining their repurchase price as of a date approximately 65 days after the Repurchase Request Deadline (the “Full Repurchase Valuation Date”).  The amount that a Member who is tendering all of its Units in the Fund may expect to receive on the repurchase of such Member’s Units will be the value of the Member’s capital account determined on the Full Repurchase Valuation Date, and the Fund will generally not make any adjustments for final valuations based on adjustments received from the Portfolio Funds, and the withdrawing Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members who tender a portion of their Units in the Fund (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Fund, will receive such specified dollar amount.  For Members tendering all of their Units in the Fund, the value of such Units being repurchased will be determined on the Full Repurchase Valuation Date.  Within five days of the Repurchase Request Deadline, each Member whose Units have been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Fund entitling the Member to be paid an amount equal to 100% of the unaudited net asset value such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account).  The note will entitle the Member to be paid within 30 days

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

5. Members’ Capital (continued)

after the Full Repurchase Valuation Date, or ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Portfolio Funds, whichever is later (either such date, a “Payment Date”).  Notwithstanding the foregoing, if a Member has requested the repurchase of 90% or more of the Units held by such Member, such Member shall receive (i) a non-interest bearing, non-transferable promissory note, which need not bear interest, in an amount equal to 90% of the estimated unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to the balance of the proceeds, to be paid within 30 days following the completion of the Fund’s next annual audit, which is expected to be completed within 60 days after the end of the Fund’s fiscal year.

In the event that a Member requests a repurchase of a capital account amount that had been contributed to the Fund within 18 months of the date of the most recent repurchase offer, the Board may require payment of a repurchase fee payable to the Fund in an amount equal to 2.00% of the repurchase price, which fee is intended to compensate the Fund for expenses related to such repurchase.  Contributions shall be treated on a “first-in, first-out basis.”  Otherwise, the Fund does not intend to impose any charges on the repurchase of Units.

If Members request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the portion of the Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000.  The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

6. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is not known. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Credit Facility

Effective September 30, 2013 (the “Closing Date”), the Fund entered into a $10 million credit facility (the “LOC”) used for cash management purposes, such as providing liquidity for investments and repurchases. A fee of 50 basis points (0.50%) per annum is payable monthly in

FEG Directional Access Fund LLC

Notes to Financial Statements
March 31, 2014 (continued)

7. Credit Facility (continued)
arrears on the unused portion of the facility, while the interest rate charged on borrowings is the 1-month London Interbank Offer Rate plus a spread of 200 basis points (2.00%). The average interest rate and the average daily loan balance for the 3 days the Fund had outstanding borrowings were 2.16% and $5,000,000, respectively, for the year ended March 31, 2014. At March 31, 2014, the unused amount of the LOC was $10 million.

Assets permitted as investment collateral include U.S. marketable obligations, bankers’ acceptance and certificates of deposit, money market accounts and demand deposits and time deposits.

The LOC agreement can be terminated on the earliest to occur of (i) the date declared by the lender in respect of the occurrence of an event of default, (ii) a date selected by the Fund upon at least 30 days’ prior written notice to the lender, or (iii) the first anniversary of the Closing Date.

8. Subsequent Events

Management evaluated subsequent events through the date the financial statements were issued, and determined that, there were no subsequent events that required disclosure in or adjustment to the Fund’s financial statements.

FEG Directional Access Fund LLC

Fund Management
(unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2014 is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS

Name, Address And Date Of Birth	Position(s) Held With The Fund	Term of Office and Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director	Number Of Portfolios In Fund Complex Overseen By Director
David Clark Hyland August 13, 1963 6596 Madeira Hills Drive, Cincinnati, OH 45243	Director; Chairman of Audit Committee	Indefinite; Since Inception	Associate Professor of Finance, Xavier University since 2008; Board of Advisors, Sterling Valuation Group, 2006-present.	3
Gregory James Hahn January 23, 1961 2565 Durbin Drive, Carmel, IN 46032	Director; Audit Committee Member	Indefinite; Since Inception	President and Chief Investment Officer, Winthrop Capital Management, LLC since 2007. Trustee, Indiana Public Employee Retirement System, 2010-2012; Trustee, Indiana State Teachers’ Retirement Fund, 2008-2010; Investment Committee, CDN Enterprise, 2010-present.	3

FEG Directional Access Fund LLC

Fund Management
(unaudited) (continued)

INTERESTED DIRECTORS AND OFFICERS

Name, Address And Date Of Birth	Position(s) Held With The Fund	Term of Office and Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Christopher M. Meyer April 6, 1967 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chairman of the Board of Directors; President	Indefinite; Since Inception	Managing Principal and Chief Investment Officer at Fund Evaluation Group, LLC. With Fund Evaluation Group, LLC since 1993. Trustee of Cincinnati Retirement System since 2010; Director, Cincinnati Reds Hall of Fame and Museum since 2008; Director, Lambda Chi Alpha Educational Foundation since 2010.	3
Mary T. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Cincinnati, OH 45202	Treasurer	Indefinite; Since Inception	Chief Financial Officer, Fund Evaluation Group, LLC since 1999.	3
Ryan S.Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Secretary	Indefinite; Since Inception	Director of Fund Operations since 2012 and Research Analyst from 2008-2012, Fund Evaluation Group, LLC.	3
Maureen Kiefer-Goldenberg May 11, 1968 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since 2013	Chief Compliance Officer, Fund Evaluation Group, LLC since 2011. Compliance Officer, Touchstone Investments from 2005-2011.	3

FEG Directional Access Fund LLC

Other Information

(unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-268-0333.  It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-268-0333, and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management and Sub-Advisory Agreements

At a meeting of the Board of the Fund held on February 18, 2014, by a unanimous vote, the Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the Independent Directors), approved the investment management agreement (the Investment Management Agreement)  between the Investment Manager and the Fund and the sub-advisory agreement among the Investment Manager, Sub-Adviser and the Fund (the Sub-Advisory Agreement, together with the Investment Management Agreement, the Advisory Agreements).

In advance of the meeting, the Directors requested and received extensive materials from the Investment Manager and Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The materials provided by the Investment Manager and Sub-Adviser contained information, including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager and the Sub-Adviser. The Board then met in executive session with the counsel to the Fund for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

FEG Directional Access Fund LLC

Other Information
(unaudited) (continued)

Approval of Investment Management and Sub-Advisory Agreements (continued)

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the investment management services expected to be rendered, including, the complexity of the services expected to be provided; (2) the experience and qualifications of the personnel that will be providing such services; (3) the proposed fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs that may be incurred by the Investment Manager, Sub-Adviser and their affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the estimated profitability to the Investment Manager and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Fund and the extent to which these would be passed on to members of the Fund; (6) other compensation or possible benefits to the Investment Manager, Sub-Adviser and their affiliates arising from their advisory and other relationships with the Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Investment Manager and other investment managers to similar clients and in comparison to industry fees for similar services.  It was noted that the Sub-Adviser does not perform similar services for other clients; (9) the allocation of total fees between the Investment Manager and the Sub-Adviser and the relationship of the fee allocation and the proportion of services provided by the Investment Manager and Sub-Adviser; (10) possible conflicts of interest that the Investment Manager and Sub-Adviser may have with respect to the Fund; and (11) the entrepreneurial risk borne by the Investment Manager, Sub-Adviser or their affiliates (e.g., because a Fund is in a start-up mode or for other reasons, the Investment Manager’s, Sub-Adviser’s or affiliates’ revenues may be less or their expenses greater than anticipated).

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager and Sub-Adviser to the Fund are appropriate and consistent with the terms of the Fund’s Limited Liability Company Operating Agreement, that the quality of those services are anticipated to be consistent with industry norms and that the Fund is likely to benefit from the Investment Manager’s and Sub-Adviser’s management of the Fund’s investment program.

The Board considered the historic performance of the Fund and the Investment Manager’s other clients and concluded that the performance was in line with its relative peer group.

The Board also concluded that the Investment Manager and Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and that the Investment Manager and Sub-Adviser have demonstrated their continuing ability to attract and retain qualified personnel.

The Board considered the anticipated costs of the services provided by the Investment Manager, and the compensation and benefits received by the Investment Manager in providing services to the Fund.  The Board concluded that the Investment Manager’s anticipated fees and profits to be

FEG Directional Access Fund LLC

Other Information
(unaudited) (continued)

Approval of Investment Management and Sub-Advisory Agreements (continued)

derived from its relationship with the Fund in light of the Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds.  The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the projected size of the Fund and the quality of services to be provided by the Investment Manager.

The Board considered the extent to which economies of scale could be realized, and whether fee levels would reflect those economies, noting that because the Fund was small, there were currently no economies of scale.

The Board considered all factors and no one factor alone was deemed dispositive.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board of the Fund concluded that the compensation and other terms of the Advisory Agreements were in the best interests of the Fund’s Members.

FEG DIRECTIONAL ACCESS FUND LLC

PRIVACY POLICY

(unaudited)

In the course of doing business with shareholders, FEG Directional Access Fund LLC (the “Fund”) collects nonpublic personal information about shareholders. "Nonpublic personal information" is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

•	Information we receive from shareholders on applications or other forms;
•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus).

What information does the Fund disclose and to whom does the Fund disclose information.

The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations.
•	When shareholders direct us to do so or consent to the disclosure.
•
To companies that perform necessary services for FEG Directional Access Fund LLC, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts.

•	To protect against fraud, or to collect unpaid debts. Information about former shareholders.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information.

Within the Fund, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

ITEM 2. CODE OF ETHICS.

(a)  The  registrant,  as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions,  regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David C. Hyland and Gregory J. Hahn are each qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are $26,000 for 2013 and $57,700 for 2014.

Audit-Related Fees

(b) The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c) The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $33,250 for 2013 and $39,845 for 2014.

All Other Fees

(d) The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant was $88,750 for 2013 and $137,390 for 2014.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICIES AND PROCEDURES

FEG Directional Access Fund LLC (the “Fund”) is a client of FEG Investors, LLC (the “Firm”).  All proxy voting responsibilities of the Fund are performed by the Firm, with the assistance of the administrator of the Fund.

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority.

The Firm may utilize a third party service provider for proxy voting matters.  Designated supervisor(s) (“voting officer(s)”) have been delegated the authority for monitoring proxy actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner.  The applicable voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created.  The Firm will generally support the management nominees of the issuer, because the company knows the individuals best to lead it.  In addition, proxies will generally be voted along management's guidelines as indicated on the proxy.  The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.

In some situations, the Firm expects that proxies could request the Firm to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question.  However, the Firm still anticipates voting proxies in favor of management despite any reduction in rights, powers and authority, and/or increase the duties and obligations if (a) the Firm reasonably believes that continuing to hold such security has a reasonable probability of conferring client benefits outweighs the adverse affect on the client of such proxy request; and (b) the approval of such proxy would not result in the Firm violating applicable investment objectives, policies or restrictions.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason.  Each item to be voted on should be voted separately and individually, not voted in blank.  The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer's name and title.  The applicable voting officer is responsible for ensuring that the following proxy records are maintained for five (5) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.
6.	Documentation noting the rationale behind each proxy vote decision made.

If the Firm utilizes a third–party, service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast.  The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The applicable voting officer shall be responsible for determining whether a proxy raises a conflict of interest with respect to the Firm.  The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled.

The Firm is aware of the following potential conflicts that could exist:

•	The Firm receives increased compensation as a result of the proxy vote due to increased or additional fees or other charges to be paid by the client.

•
The Firm retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer subject to a proxy.  This type of relationship may influence the Firm to vote with management on proxies to gain favor with management.

•
The Firm retains a client or investor, or is in the process of retaining a client or investor that is an officer or director of an issuer that is held in a client’s portfolio.  The similar conflicts of interest exist in this relationship as discussed above.

•
The Firm’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a Firm employee may be a high-level executive of an issuer that is held in a client’s portfolio.  The spouse could attempt to influence the Firm to vote in favor of management.

•
The Firm or an employee personally owns a significant number of an issuer’s securities that are also held in a client’s portfolio. For any number of reasons, an employee may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee could oppose voting the proxies according to the policy and successfully influence the Firm to vote proxies in contradiction to the policy.

The Firm realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Firm’s Chief Compliance Officer and applicable voting officer of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner.

The applicable voting officer will perform one of the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The applicable voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

To obtain information on how FEG Investors voted proxies, please contact:

FEG Investors, LLC
201 East Fifth Street, Suite 1600
Cincinnati, Ohio 45202

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification  of Portfolio  Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of June 9, 2014:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Gregory M. Dowling	Director of Hedged Strategies	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2004
J. Alan Lenahan	Director of Hedged Strategies	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2002

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2014:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Gregory M. Dowling	Registered Investment Companies	1	$314,170,289	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
J. Alan Lenahan	Registered Investment Companies	1	$314,170,289	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

The Fund’s Portfolio Managers are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including registered and unregistered hedge funds and funds of hedge funds.    They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and also may be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager and Sub-Adviser have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager and Sub-Adviser have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the Portfolio Managers includes a combination of the following: (i) fixed annual salary; and (ii) a discretionary bonus tied to the overall profitability of the Investment Manager and their affiliates, as applicable.

(a)(4)    Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2014:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory M. Dowling	$10,001-$50,000
J. Alan Lenahan	$10,001-$50,000

(b)       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews member recommendations for directors as long as the recommendation submitted by a member includes at a minimum: the name, address and telephone number of the recommending member and information concerning the member’s interest in the registrant in sufficient detail to establish that the member held an interest on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a director.  A member recommendation for director may be submitted to the registrant by sending the nomination to the nominating committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions,   have concluded that the registrant's disclosure controls and procedures (as defined in Rule  30a-3(c)  under  the  Investment Company Act of 1940 as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities  Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal  quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The code of ethics of the registrant, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	FEG DIRECTIONAL ACCESS FUND LLC

By (Signature and Title)*	/s/ Christopher M. Meyer
Christopher M. Meyer, President
(principal executive officer)

Date	JUNE 9, 2014

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher M. Meyer
Christopher M. Meyer, President
(principal executive officer)

Date	JUNE 9, 2014

By (Signature and Title)*	/s/ Mary T. Bascom
Mary T. Bascom, Treasurer
(principal financial officer)

Date	JUNE 9, 2014

* Print the name and title of each signing officer under his or her signature.